EXHIBIT 10.13.3

                               SECURITY AGREEMENT



         THIS SECURITY AGREEMENT (as defined in Article 6 hereof, along with all other defined terms, this "Security Agreement") is made and effective as of January 18, 2002, by EACH "BORROWER" THAT IS FROM TIME TO TIME LISTED ON
SCHEDULE 1 HERETO OR OTHERWISE ADDED AS A SIGNATORY HERETO (each, as more fully defined below, a "Borrower"; collectively, the "Borrowers"), in favor of HOMEGOLD FINANCIAL, INC. ("Lender"), (as defined in the Credit Agreement referred to below).

                                 R E C I T A L S

         WHEREAS, pursuant to that certain Revolving Credit Agreement by and among Borrowers and Lender (as may be amended from time to time, "Credit Agreement"), each Borrower is required to have executed and delivered this Security Agreement encumbering all of each Borrower's tangible and intangible personal property assets in favor of Lender; and

         WHEREAS, each Borrower has determined that it is in its best interest to execute this Security Agreement inasmuch as each Borrower has determined that the execution, delivery and performance of this Security Agreement is necessary or convenient to the conduct, promotion or attainment of the business of such Borrower;

         NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) and intending to be legally bound hereby, each Borrower and Lender hereby agree as follows:

         ARTICLE 1: SECURITY INTEREST, COLLATERAL ASSIGNMENT AND PLEDGE

     1.1. Grant of Security. Each Borrower (as of the effective date of becoming a signatory hereto) hereby collaterally assigns and pledges to Lender and hereby grants to Lender a present, absolute, unconditional and continuing security interest in, all of the following property, assets and equity interests, whether or not such property and assets are covered by Article 9 of the applicable UCC (collectively, and including all Pledged Collateral, "Collateral"):

         (a) Accounts: All accounts, contract rights, chattel paper, customer monitoring contracts, customer maintenance contracts, instruments and documents, whether now owned or hereafter created or acquired by any Borrower or in which any Borrower now has or hereafter acquires any interest, including all accounts due to any Borrower from any independent third party financing entity.

         (b) Receivables.  All   Consumer   Loan  receivables,  collateral   for
         Consumer Loans including checks and all trade and other receivables.

         (c)  Equipment:  All  computers,   machinery,   apparatus,   equipment,
         fittings,  furniture,  fixtures,  motor  vehicles,  and other  tangible

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         personal Property of every kind and description, now owned or hereafter acquired, and all parts, accessories, and special tools thereto and all increases and accessions thereto and substitutions and replacements therefor.

         (d) General Intangibles: All general intangibles, whether now owned or hereafter created or acquired, including, without limitation, all choses in action, causes of action, corporate or other business records, deposit accounts, inventions, designs, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, computer programs, all claims under guaranties, security interests or other security held by or granted to any Borrower to secure payment of any of the Accounts, all rights to indemnification and all other intangible property of every kind and nature (other than Accounts).

         (e) All monies and other Property of any kind, now or at any time or times hereafter, while in the possession or under the control of Lender or a bailee of Lender, together with all proceeds relating thereto.

     1.2. Security for Secured Obligations. This Security Agreement secures the payment and performance in full of (a) all obligations (monetary or otherwise) of each Borrower now or hereafter existing under the Credit Agreement, as well as under any other agreement with Lender to extend credit to any Borrower or to any Affiliate of any such Borrower (whether for principal, interest, costs, fees, expenses, protective advances or otherwise), and (b) all obligations (monetary or otherwise) of any Borrower now or hereafter existing under this Security Agreement or the Credit Agreement (all such obligations under Clauses "(a)" and "(b)" being referred to collectively as the "Secured Obligations").

     1.3. Continuing Security Interest; Assignment; Termination. This Security Agreement creates a continuing security interest in and collateral assignment and pledge of the Collateral and will remain in full force and effect until terminated as described below in this Section. This Security Agreement is binding upon each Borrower and its successors, transferees and assignees, and (together with the rights and remedies of Lender hereunder) inures to the benefit of Lender and its successors, transferees, participants and assignees. Without limiting the generality of the foregoing, except to the extent restricted under the Credit Agreement, Lender may assign, syndicate, participate or otherwise transfer (in whole or in part, and without any Borrower's consent) any indebtedness thereunder to any other Person, and such other Person or entity will thereupon become vested with all the rights and benefits in respect thereof granted to Lender under the Credit Agreement and this Security Agreement or otherwise, subject, however, to any contrary provisions in such assignment or transfer.

     1.4. Security Interest Absolute. All rights of Lender and the security interests, collateral assignments and pledges granted, assigned and pledged to Lender hereunder, and all obligations of each Borrower hereunder, are absolute and unconditional, irrespective of the occurrence of any one or more of the following:

     a.   Any lack of validity or enforceability of the Credit Agreement; or

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     b.   The failure of Lender or any holder of any Note:

          i. To assert any claim or demand or to enforce any right or remedy under the provisions of the Credit Agreement or otherwise, or

          ii. To exercise any right or remedy against any other Borrower of, or any collateral securing, any obligations of any Borrower owing to Lender; or

     c. Any change in the time, manner or place of payment of, or in any other term of, any Secured Obligation; or

     d. Any other extension, increase, refinancing, restructuring, compromise or renewal of any Secured Obligation; or

     e. Any reduction, limitation, impairment or termination of any Secured Obligation for any reason, including any waiver, release, surrender, alteration or compromise; or

     f. Any amendment to, rescission, waiver, or other modification of, or any consent to departure from, the terms of the Credit Agreement; or

     g. Any addition, exchange, release, surrender or nonperfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any Secured Obligation; or

     h. Any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Borrower or its obligations hereunder, including, without limitation, any and all suretyship defenses.

         Each Borrower hereby waives any right to or any claim of any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of any invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligation.

     1.5. Deposit Control Agreement. Each Borrower agrees to execute and deliver to Lender a Deposit Control Agreement, substantially in the form of Exhibit A hereto, with respect to each deposit account of Borrower.

                    ARTICLE 2: REPRESENTATIONS AND WARRANTIES

         Each Borrower hereby represents and warrants to Lender as set forth in this Article.

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     2.1. Valid and Perfected Security Interest. This Security Agreement creates a valid security interest in the Collateral and proceeds thereof securing the payment of the Secured Obligations. All filings and other actions necessary or desirable to perfect and protect such security interest, collateral assignment and pledge have been duly taken or will be duly taken as of the effective date hereof. Upon perfection, such security interest and pledge will be of a first priority ranking.

     2.2. Authorization and Approval. No authorization, approval or other action by (and no notice to or filing with) any Official Body or other Person is required either (a) for the grant by any Borrower of the security interest, collateral assignment and pledge granted hereby, or (b) for the execution, delivery and performance of this Security Agreement by any Borrower, or (c) for the perfection by Lender of its rights and interests hereunder, or (d) for the exercise by Lender of its rights and remedies hereunder.

     2.3. Compliance with Laws and Contracts. Each Borrower is (and after execution and delivery of the Loan Documents to which such Borrower is a party, such Borrower will be) in compliance in all material respects with the requirements of all applicable laws, rules, regulations, policies, orders and decrees of every Official Body and with all contractual restrictions, in either instance the non-compliance with which individually or in the aggregate could reasonably be expected to have or cause a Material Adverse Effect.

     2.4. Validity of Obligations. This Security Agreement constitutes the legal, valid and binding obligation of each Borrower and is enforceable against each Borrower in accordance with the terms hereof.

                              ARTICLE 3: COVENANTS

     Each Borrower covenants and agrees that, so long as this Security Agreement remains effective, each Borrower will comply with the covenants set forth in this Article, unless Lender otherwise consents in writing.

     3.1. Further Assurances. Each Borrower (from time to time at its own expense) will promptly execute and deliver all further instruments and documents, and will take all further action, that may be necessary or desirable (or that Lender may reasonably request) in order to perfect, preserve and protect any security interest, collateral assignment or pledge granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Borrower:

          a. Will mark conspicuously each chattel paper included in the Contract Rights and, at the request of Lender, each of its records pertaining to the Collateral with a legend (in form and substance reasonably satisfactory to Lender) indicating that such chattel paper is subject to the security interest, collateral assignment and pledge granted hereby, and in the event any such chattel paper is in electronic form, will ensure that the electronic record of chattel paper has only one authoritative copy, that authoritative copy identifies the Lender and its interest, that the authoritative copy is communicated to and maintained by the Lender or its

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     designated  custodian,  that the authoritative copy is readily identifiable as such and that there are appropriate controls in place relating to revisions of the copy; and

          b. If any Contract Rights shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, then will deliver and pledge to Lender hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Lender; and

          c. Will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary (or as Lender may reasonably request) in order to perfect and preserve the security interests, collateral assignments, pledges and other rights granted or purported to be granted to Lender hereby; and

          d. Will furnish to Lender (from time to time at Lender's request) statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest, collateral assignment and pledge hereunder, each Borrower hereby authorizes Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Borrower where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                                ARTICLE 4: LENDER

     4.1. Lender Appointed Attorney-in-Fact. Each Borrower hereby irrevocably appoints Lender as such Borrower's attorney-in-fact, with full authority in the name, place and stead of such Borrower or otherwise, from time to time in Lender's reasonable discretion, to take any action and to execute any instrument which Lender may deem reasonably necessary or advisable to accomplish the purposes of this Security Agreement. This authority includes the following:

     a. To ask, demand, collect, sue for, recover, compromise, restructure, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral including proceeding against any of the Collateral provided by any account debtor; and/or

     b. To notify the parties obligated on any of the Collateral to make payment to Lender of any amount due or to become due in connection therewith; and/or

     c.   To  receive,   endorse,  and  collect  any  drafts,  checks  or  other
          instruments, documents and chattel paper in connection with Clause "a" of this Section; and/or

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     d.   To file any claims or take any  action or  institute  any  proceedings which Lender may deem reasonably necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender, any Lender or any Borrower with respect to any of the Collateral; and/or

     e.   To  execute   (in  the  name,   place  and  stead  of  any   Borrower)
          endorsements, assignments, powers and other instruments of conveyance or transfer with respect to all or any of the Collateral; and/or

     f. To perform any and all of the affirmative obligations and covenants of such Borrower hereunder (with notice thereof to be provided to such Borrower by Lender within a reasonable time thereafter).

Each Borrower hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     4.2. Lender May Perform. From time to time, Lender (at its option) may perform (or may cause the performance of) any act which any Borrower agrees hereunder to perform and which such Borrower fails to perform after being requested in writing so to perform (it being understood that no such request need be given during the continuance of an Event of Default), and Lender from time to time may also take any other action which Lender reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein or collateral assignments or pledges thereof. The costs and expenses of Lender incurred in connection with any such performance will be payable by Borrowers (jointly and severally) pursuant to Section 5.3 hereof.

     4.3. Lender Has No Duty. The rights and powers conferred upon Lender hereunder are solely to protect Lender's and each Lender's interest in the Collateral and do not impose any duty on Lender to exercise any such rights or powers. Except for reasonable care of any Collateral in Lender's possession and the accounting for moneys actually received by it hereunder, Lender has no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     4.4. Reasonable Care. Lender is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, Lender will be deemed to have exercised such reasonable care in the custody and preservation of any of the Collateral if Lender takes such action for that purpose as any Borrower reasonably requests in writing at times other than after the occurrence or during the continuance of a Default. Notwithstanding the foregoing, any failure or refusal by Lender at any time to comply with any such request by any Borrower will not in itself be deemed a failure to exercise reasonable care.

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                        ARTICLE 5: DEFAULTS AND REMEDIES

     5.1. Events of Default. The breach of any term of this Agreement by a Borrower or the occurrence of any "Event of Default" under and as defined in the Credit Agreement will constitute an independent Event of Default ("Event of Default") hereunder.

     5.2. Certain Remedies. If any Event of Default occurs and is continuing:

          a. In  addition  to other  rights  and  remedies  provided  for herein
     (including under Article 4) or otherwise available to Lender (including under the Credit Agreement and/or applicable law), Lender may also exercise in respect of the Collateral all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral). Upon the occurrence of any Event of Default, Lender will have the immediate right to enforce and realize upon any and all collateral security granted under the Credit Agreement (including the Collateral hereunder) in any manner or order that Lender deems expedient without regard to any equitable principles of marshalling or otherwise. All rights and remedies available to Lender are to be considered cumulative in nature.

          b. Without notice except as expressly specified herein or required by applicable law, Lender may also sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Lender may deem commercially reasonable. To the extent notice of sale is required by law, each Borrower agrees that prior notice to a Borrower of at least ten (10) calendar days indicating the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale (without further notice) may be made at the time and place to which it was so adjourned.

          c. Lender may require Borrowers to, and each Borrower hereby agrees (at its expense) that it will, forthwith assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place designated by Lender that is reasonably convenient to both Lender and Borrowers.

          d. Unless Lender otherwise consents, each Borrower will remit to Lender all cash proceeds received in respect of any sale of, or collection from, or other realization upon all or any part of the Collateral. All cash proceeds received by Lender from any Borrower or otherwise in respect of any sale of, collection from, or other realization upon all or any part of the Collateral (in the discretion of Lender) may be held by Lender as additional Collateral for the Secured Obligations, and/or then or at any time thereafter may be applied in whole or in part by Lender against all or any part of the Secured Obligations in an order consistent with the designated application of payments provided for in the Credit Agreement. Any surplus of such cash or cash proceeds held by Lender and remaining after payment in full of all the Secured Obligations will be paid over to a Borrower or to whomsoever Lender reasonably believes may be lawfully entitled to receive such surplus.

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     5.3. Indemnity and Expenses.

     a. Each Borrower agrees (jointly and severally) to indemnify and hold Lender harmless from and against any and all claims, losses and liabilities arising out of or in any manner resulting from any or all of the following: (1) any Borrower's failure to perform or otherwise observe any of its obligations hereunder, or (2) Lender's enforcement of any of the provisions hereof, or (3) any Borrower's gross negligence, misrepresentation, willful misconduct or fraud.

     b. Upon demand, each Borrower (jointly and severally) will pay Lender the amount of any and all costs and expenses that Lender may incur in connection with any of the matters described under clause "a" of this Section. Without limitation, each Borrower's obligation to reimburse Lender for such fees, costs and expenses includes all reasonable fees and disbursements of Lender's counsel and any other experts and agents that Lender may retain in connection herewith (whether or not litigation is commenced).

     c. If any Borrower fails or refuses to pay Lender any amount due hereunder or to otherwise deliver to Lender any property required to be delivered hereunder, then such amount (or, as appropriate, the fair market value of such property) will accrue interest until paid or delivered at a per annum rate equal to two percent (2%) per annum in excess of the highest rate then otherwise applicable to indebtedness under the Credit Agreement (or the maximum amount permitted by applicable law, whichever is less).

     5.4. Lender's Rights Upon Occurrence of Liquidation Events.

     a. Right to Certain Payments and Distributions. Upon the occurrence of any Liquidation Event, any payment or distribution of any kind or character (whether in cash, securities or other property) that but for this Security Agreement would be payable or deliverable to a Borrower must instead be paid or delivered directly to Lender for application on the Secured Obligations, whether or not then due or mature.

     b. Non-Cash Payments and Distributions. Notwithstanding the provisions of Clause "a" of this Section, if Lender receives delivery of any such payment or distribution in connection with a Liquidation Event in a form other than cash, then Lender may hold such property as additional Collateral for the Secured Obligations, and no Borrower will be entitled to a credit with respect to the Secured Obligations, nor will the Secured Obligations otherwise be adjusted in any respect, until such time as Lender (in its sole and absolute discretion) has sold, discounted or otherwise liquidated such distribution (at a price considered by Lender to be in its sole best interest) and then such credit or adjustment to the Secured Obligations will be limited only to the net cash proceeds realized therefrom after the payment of all costs and expenses associated with such sale or liquidation.

     c. Collection of Payments and Distributions. In addition to any rights otherwise permitted under the Credit Agreement or applicable law, each Borrower hereby irrevocably authorizes and empowers Lender, upon the occurrence of a Liquidation Event, to file and/or vote claims and take such other proceedings, in each instance in Lender's own name or in the name of a Borrower, or otherwise, all as Lender may deem reasonably necessary or advisable for the

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enforcement of this Security  Agreement.  Each Borrower  further agrees duly and promptly (i) to take such action as may be requested by Lender to assist in the collection and/or compromise of any amounts owed to any Borrower, and (ii) to file appropriate proofs of claim in respect of such amounts, and (iii) to execute and deliver to Lender on demand such powers of attorney, proofs of claim, assignments of claim or other instruments as may be requested by Lender to enable Lender to enforce any and all claims upon or with respect to such amounts, and (iv) to collect, compromise and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to such amounts.

     5.5. Delivery of Payments and Distributions. If any Borrower receives any payment, distribution or any other funds or property in contravention of the provisions hereof or the Credit Agreement, then such Borrower must immediately forthwith deliver such payment, distribution or other funds or property (or proceeds thereof) to Lender in precisely the form received (except for the endorsement or assignment without recourse of such Borrower where necessary) for application on the Secured Obligations (or, at Lender's option, held as additional Collateral therefor), whether or not then due or mature. Until such funds or property are delivered to Lender, such Borrower must hold such payment, distribution or other funds or property (or proceeds thereof) (a) in trust for the benefit of and as property of Lender and (b) separate from (i.e., not commingled with) its other assets. If a Borrower fails or refuses to make any such endorsement or assignment, then Lender (or any of its officers or employees) are hereby irrevocably authorized by such Borrower to make the endorsement and/or assignment.

     5.6. Cooperation and Assistance. Each Borrower agrees (during the existence of a Default) to take any actions that Lender may reasonably request in order to enable Lender and each Lender to receive the full rights and benefits granted to Lender hereunder. Each Borrower further agrees that, during the existence of a Default or an Event of Default, each Borrower will assist and cooperate with Lender (and will use its best efforts to cause others to assist and cooperate with Lender) to ensure that each Borrower continues (a) to operate in the normal course of business, and (b) to fulfill all of its legal, regulatory and contractual obligations and (c) to otherwise be properly and professionally managed.

                             ARTICLE 6: DEFINITIONS

     6.1. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement (including the preamble and recitals hereof) have the meanings provided in the Credit Agreement.

     6.2. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement (including the preamble and recitals hereof) have the following meanings:

          a. "Borrower(s)" means, individually and collectively, each Borrower under and as defined in the Credit Agreement, including any successor or assignee thereof.

          b. "Collateral" is defined in Section 1.1.

          c. "Credit Agreement" is defined in the Recitals.

          d. "Equipment" is defined in Section 1.1.

          e. "Liquidation Event" means any foreclosure on or any sale of all or any material part of the assets of any Borrower, or any liquidation, dissolution or other winding up (partial or complete) of any Borrower or any Borrower's business, or any sale, receivership, insolvency or bankruptcy proceeding, any assignment for the benefit of creditors, or any other proceeding by or against any Borrower or its assets for any relief under any bankruptcy or insolvency law relating to the relief of debtors, readjustment of indebtedness, arrangements, reorganizations, compositions or extensions.

          f. "Official Body" means any federal, state, local, or other government (or any political subdivision, agency, authority, bureau, commission, department or instrumentality thereof) and any court, tribunal, grand jury or arbitrator, in each instance whether foreign or domestic.

          g.  "Person"  means  any  natural  person,  corporation,  partnership, limited liability company, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

          h. "Secured Obligations" is defined in Section 1.2.

          i.  "Security   Agreement"  means  this  Security  Agreement  and  all
     exhibits, schedules and supplemental addenda hereto, all as may be amended and otherwise modified from time to time hereafter.

          j. "UCC" means the Uniform Commercial Code as in effect in South Carolina or, if the laws of some other jurisdiction otherwise dictates, then the Uniform Commercial Code as in effect in the jurisdiction whose laws govern the interpretation of the relevant provisions of this Security Agreement.

     6.3. UCC Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Security Agreement (including in the preamble and recitals hereof) with such meanings.

                       ARTICLE 7: MISCELLANEOUS PROVISIONS

     7.1. Amendments. No amendment to or waiver of any provision of this Security Agreement, nor consent to any departure by any Borrower herefrom, shall in any event be effective unless such amendment, waiver or consent is in writing and signed by Lender. Any such waiver or consent will be effective only in the specific instance and for the specific purpose for which given.

     7.2. Addresses for Notices. Any notice, request, consent, waiver or other communication required or permitted under or in connection with this Security Agreement will be deemed satisfactorily given if it is in writing and is delivered either personally to the addressee thereof, or by prepaid registered or certified U.S. mail (return receipt requested), or by a nationally recognized commercial courier service with next-day delivery charges prepaid, or by telegraph, or by facsimile (voice confirmed), or by any other reasonable means of personal delivery to the party entitled thereto at its respective address set forth below its signature to this Security Agreement (or, if blank, then to such party at its address or facsimile number set forth in the Credit Agreement). If any Borrower fails to insert an address below (and in the Credit Agreement), then such failure shall constitute a designation of its last known address as the address for all notices, including notices of default and sale. Any party to this Security Agreement may change its address or facsimile number for notice purposes by giving notice thereof to the other parties hereto in accordance with this Section, provided that such change shall not be effective until 2 calendar days after notice of such change. All such notices and other communications will be deemed given and effective (a) if by mail, then upon actual receipt or 5 calendar days after mailing as provided above (whichever is earlier), or (b) if by facsimile, then upon successful transmittal to such party's designated number, or (c) if by telegraph, then upon actual receipt or 2 Business Days after delivery to the telegraph company (whichever is earlier), or (d) if by nationally recognized commercial courier service, then upon actual receipt or 2 Business Days after delivery to the courier service (whichever is earlier), or
(e) if otherwise delivered, then upon actual receipt.

     7.3. Severability. Wherever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law. If any provision of this Security Agreement shall be prohibited by or invalid under such law, then such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

     7.4. Governing Law; Entire Agreement. This Security Agreement shall be governed by and construed in accordance with the internal laws of South Carolina, except to the extent that the validity or perfection of the security interest, collateral assignment or pledge hereunder (or remedies hereunder) in respect of any particular Collateral are required to be governed by the laws of a jurisdiction other than South Carolina. This Security Agreement and the other loan documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements (written or oral) with respect thereto.

     7.5. Reinstatement. To the maximum extent not prohibited by applicable law, this Security Agreement shall continue to be effective or be reinstated if at any time any amount received by Lender in respect of the Credit Agreement is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for any Borrower or any substantial part of any Borrower's assets, or otherwise, all as though such payments had not been made.

     7.6. Conflict Provision. In the event of any irreconcilable conflict between the terms and conditions of this Security Agreement and the terms and conditions of the Credit Agreement, the terms and conditions of the Credit Agreement shall govern.

     7.7. Waiver of Suretyship Defenses. Each Borrower hereby waives any and all defenses and rights of discharge based on suretyship or impairment of collateral (including any lack of attachment or perfection with respect thereto) that it may now have or may hereafter acquire with respect to Lender or any of such Borrower's obligations hereunder or under any other agreement that it may have or hereafter enter into with Lender.

     7.8. WAIVER OF NOTICE; WAIVER OF BOND. EACH BORROWER WAIVES ALL RIGHTS OF NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY LENDER OF ITS RIGHTS DURING THE CONTINUANCE OF ANY EVENT OF DEFAULT TO REPOSSESS THE COLLATERAL WITH JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL. EACH BORROWER WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF LENDER IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH OR LEVY UPON COLLATERAL OR OTHER SECURITY FOR THE SECURED OBLIGATIONS, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF LENDER, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION THIS SECURITY AGREEMENT OR THE CREDIT AGREEMENT.

     7.9. WAIVER OF LIABILITY. EACH BORROWER (A) AGREES THAT NEITHER LENDER (NOR ANY DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF LENDER) SHALL HAVE ANY LIABILITY TO ANY BORROWER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES OR COSTS SUFFERED OR INCURRED BY ANY BORROWER IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY THE CREDIT AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, EXCEPT FOR FORESEEABLE ACTUAL LOSSES RESULTING DIRECTLY AND EXCLUSIVELY FROM LENDER'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD, AND (B) WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM AGAINST LENDER (OR ITS DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE. MOREOVER, WHETHER OR NOT SUCH DAMAGES ARE RELATED TO A CLAIM THAT IS SUBJECT TO THE WAIVER EFFECTED ABOVE AND WHETHER OR NOT SUCH WAIVER IS EFFECTIVE, LENDER (INCLUDING ANY DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF LENDER) SHALL NOT HAVE ANY LIABILITY WITH RESPECT TO (AND EACH BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR) ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR NON-FORESEEABLE DAMAGES SUFFERED BY ANY BORROWER IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY THE CREDIT AGREEMENT OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH.

     7.10. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION IN ANY WAY RELATED TO THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OR INACTIONS OF LENDER OR ANY LENDER OR ANY BORROWER WILL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF SOUTH CAROLINA OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF SOUTH CAROLINA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY BORROWER OR ANY COLLATERAL MAY ALSO BE BROUGHT (AT LENDER'S OR SUCH LENDER'S OPTION) IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL MAY BE FOUND OR WHERE LENDER OR ANY LENDER MAY OTHERWISE OBTAIN PERSONAL JURISDICTION OVER SUCH BORROWER. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF SOUTH CAROLINA AND OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF SOUTH CAROLINA FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL AND NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION.
EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR OUTSIDE SOUTH CAROLINA. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY LAW) ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY BORROWER HAS OR

HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THEN SUCH BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SECURITY AGREEMENT.

     7.11. WAIVER OF JURY TRIAL. LENDER AND EACH BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (WHETHER AS CLAIM, COUNTER-CLAIM, AFFIRMATIVE DEFENSE OR OTHERWISE) IN ANY WAY RELATED TO THE CREDIT AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OR INACTIONS OF LENDER OR ANY BORROWER. EACH BORROWER ACKNOWLEDGES AND AGREES
(A) THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF THE CREDIT AGREEMENT), AND (B) THAT IT HAS BEEN ADVISED BY LEGAL COUNSEL IN CONNECTION HEREWITH, AND (C) THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THE CREDIT AGREEMENT.

     7.12. Counterparts. This Security Agreement may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document. Each counterpart will be deemed to be an original, but all counterparts together will constitute one and the same instrument.

                      [BALANCE OF PAGE INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement, as an instrument under seal (whether or not any such seals are physically attached hereto), through their duly authorized officers, as of the date first written above.


ATTEST:                            FLEXCHECK HOLDINGS LLC


                                   (as a Borrower)



By:      ______________________     By:
                                        -----------------------------

Name:    __________________________ Name:   Brendan R. Carpenter

Title:   __________________________ Title:      Sole Manager


[SEAL]










                    [ADDITIONAL SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement, as an instrument under seal (whether or not any such seals are physically attached hereto), through their duly authorized officers, as of the date first written above.

WITNESS:                                    HOMEGOLD FINANCIAL, INC.
(Lender)

By:                                         By:
         ---------------------------            ---------------------
         Name:                                  Forrest E. Ferrell:
                   -----------------
         Title:                                 Title:   President
                   -----------------
                                                Address:

                                                Facsimile: